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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported)    January 7, 1998
                                                            ---------------


                       PRINTRAK INTERNATIONAL INC.
               (Exact name of Registrant as specified in its charter)




        Delaware                    000-20719                  33-0070547
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)            Identification No)




           1250 North Tustin Avenue, Anaheim, California        92807
        -------------------------------------------------------------------
            (Address of principal executive offices)          (Zip Code)



         Registrant's telephone number, including area code (714) 238-2000
                                                            --------------

                                   Not Applicable
                                   --------------
           (Former name or former address, if changed since last report)

                                    Page 1 of 5

                               Exhibit Index on Page 3

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ITEM 5.   OTHER EVENTS

     On January 7, 1998, Printrak International Inc. (the "Registrant") announced a plan to integrate the operations of SunRise Imaging, Inc., a company acquired by the Registrant in September 1997, into the Registrant's principal operations headquartered in Anaheim, California. The integration plan is intended to take advantage of cost savings and operational synergies, and is expected to be completed during the fourth quarter ending March 31, 1998. The Registrant will accrue a restructuring reserve covering the expected costs of the integration plan at the end of the Registrant's third fiscal quarter ended December 31, 1997.


ITEM 7.  EXHIBITS

EXHIBIT NO.    DESCRIPTION

99.1           Press Release dated January 7, 1998.




                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   PRINTRAK INTERNATIONAL INC.



Date:  January 8, 1998             By:      /s/ Alfred M. Castleman
                                        -------------------------------------
                                                  Alfred M. Castleman
                                                  Chief Financial Officer


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                                   EXHIBIT INDEX


                                                                    SEQUENTIAL
EXHIBIT NO.    DESCRIPTION                                            PAGE NO.
-----------    -----------                                            --------

  99.1         Press Release dated January 7, 1998                      4